ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

1600 Summer Street

Stamford, Connecticut 06905

SUPPLEMENT DATED MARCH 30, 2016

TO PROSPECTUS, SUMMARY PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 30, 2015

On March 29, 2016, General Electric Company (“GE”) agreed to sell to State Street Corporation (“SSC”) the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction is not expected to result in any change in the investment objectives or policies of any of the Elfun Funds (together, the “Funds”).

GEAM is the investment adviser to each of the Funds. The closing of the Transaction will result in the automatic termination of each Fund’s investment management agreement and sub-advisory agreement (for the Elfun Government Money Market Fund). It is anticipated that the board of trustees of each Fund (each a “Board”, and collectively the “Boards”) will consider a new investment management agreement with SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of SSC, for each of the Funds (collectively, “New Agreements”). If approved by each Fund’s Board, the New Agreements will be presented to the Funds’ unitholders for approval. Subject to requisite approval by the unitholders of the Funds, the New Agreements would take effect upon termination of the current management agreements and sub-advisory agreement when the Transaction closes.

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to the satisfaction of other customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.